UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2015

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment and Restatement of Severance Plan

This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K dated November 12, 2015 and filed with the Securities and Exchange Commission, to correct an error in Exhibit 10.3 attached thereto.  Although the original Form 8-K correctly described the Registrant’s recent amendments to its Severance Plan (“Plan”), the copy of the Plan filed as Exhibit 10.3 inadvertently was not the final approved version of the Plan but an earlier version of the Plan.  Accordingly, the correct, final version of the Plan is filed herewith as Exhibit 10.1.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Severance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2015.

ESCO TECHNOLOGIES INC.

By:   /s/Gary E. Muenster
Gary E. Muenster
Executive Vice President
and Chief Financial Officer